Exhibit 99.1

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Zix Reports Second Quarter 2019 Financial Results

15% Organic Revenue Growth, Cross Sell Success, Expanding Adjusted EBITDA Margins, and

Successful Completion of Integration Milestones Accelerate Company’s Growth Strategy

DALLAS — August 1, 2019 — Zix Corporation (Zix) (NASDAQ: ZIXI), a leader in email security, today announced financial results for the second quarter ended June 30, 2019.

Second Quarter 2019 Financial Highlights (results compared to the same year-ago quarter)

•	Revenue increased 162% to $45.9 million. Total overall organic revenue growth across Zix and AppRiver was 15%.

•

Annual recurring revenue (ARR), representing contract value attributable to the 12 months ending June 30, 2019, increased 162% to $193.7 million. Total overall organic ARR growth across Zix and AppRiver was 17%.

•	Total billings increased 7% to $46.3 million.

•

GAAP net loss attributable to common stockholders totaled $7.1 million compared to net income of $1.8 million. The company’s net loss attributable to common shareholders includes the effect of a deemed dividend to preferred shareholders of $3.4 million and acquisition-related expenses of $2.8 million.

•	GAAP fully diluted earnings (loss) per share attributable to common stockholders totaled ($0.13) compared to $0.03.

•

Non-GAAP adjusted net income before deemed dividends and excluding deferred tax (benefit) expense totaled $5.8 million compared to $3.9 million. The company’s Q2 2019 non-GAAP adjusted net income also excludes $2.8 million of acquisition-related expenses.

•	Non-GAAP adjusted net income per share before deemed dividends and excluding deferred tax (benefit) expense and acquisition-related expenses increased 51% to $0.11.

•	Adjusted EBITDA increased 143% to $10.7 million, representing an adjusted EBITDA margin of 23.4%.

Management Commentary

“The second quarter of 2019 demonstrated the continued solid execution of our strategy, as we delivered another quarter of strong, profitable growth and made significant progress integrating Zix and AppRiver,” said David Wagner, Zix’s Chief Executive Officer. “We achieved overall organic revenue growth of 15% and adjusted EBITDA margin of 23%—pushing us right up against ‘the rule of 40,’ and demonstrating that

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our business is moving in the right direction. We also delivered on our first product integration milestones ahead of schedule, and we are seeing early signs of strong cross-selling with more than 150 trials of ZixEncrypt and ZixArchive in the AppRiver channel and more than a dozen closed Office 365 deals in the Zix channel during the second quarter. Looking ahead, we are beginning to execute on our longer-term product integration objectives and we are focusing on accelerating cross-sales. Over time, this will enable us to drive higher attach rates, Annual Recurring Revenue, and revenue growth, which will further validate the AppRiver acquisition and our strategy to maximize shareholder value.”

Zix’s Chief Financial Officer Dave Rockvam added: “As our results for the quarter demonstrate, we are continuing to build a head of steam, generating significant progress integrating AppRiver, expanding our product suite into the cloud, starting new trials, securing new customers, and retaining and cross-selling our installed base. For the company as a whole, the business performance translated into organic Annual Recurring Revenue growth of 17%. Total revenue of $45.9 million helped us exceed our revenue guidance, and our adjusted EBITDA margin increased 360 basis points sequentially to more than 23%, as we continue to outperform and build a foundation for more robust profitable growth. Overall, these past six months have shown us not only the synergistic elements of Zix’s and AppRiver’s businesses, partners, products, and customers, but also that our team is driven by the vision and opportunity of building the leading cloud-based email security and productivity solutions provider in the marketplace.”

Recent Operational Highlights

•	Extended unified information archiving to assist AppRiver partners and customers with compliance challenges

•	Acquired the assets of email security provider DeliverySlip, expanding the company’s product suite and customer base, delivering cost savings, and creating additional cross-selling opportunities

•	Integrated and launched Office 365 productivity solutions for Zix’s direct sales teams and channel partners

•	Integrated and launched ZixEncrypt and ZixArchive for AppRiver’s 4,500+ MSP partners

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Second Quarter 2019 Corporate Financial Summary and Other Operational Metrics (1)

$ in Millions, except per share data	Q2 2019	Q2 2018	Change (2)
Revenue	$45.9	$17.5	162.4%
GAAP Net Income (Loss) Attributable to Common Stockholders	($7.1)	$1.8	(384.6%)
GAAP Net Income (Loss) Per Share Attributable to Common Stockholders – Diluted	($0.13)	$0.03	(380.6%)
Non-GAAP Adjusted Net Income Attributable to Common Stockholders (4)	$2.5	$3.9	(36.8%)
Non-GAAP Adjusted Net Income Per Share Attributable to Common Stockholders – Diluted (4)	$0.05	$0.07	(33.8%)
Non-GAAP Adjusted Net Income Before Deemed Dividends	$6.7	$3.1	117.3%
Non-GAAP Adjusted Net Income Per Share Before Deemed Dividends—Diluted	$0.13	$0.06	118.1%
Non-GAAP Adjusted Net Income Before Deemed Dividends Excluding Deferred Tax (Benefit) Expense and Acquisition Expense	$5.8	$3.9	50.2%
Non-GAAP Adjusted Net Income Per Share Before Deemed Dividends Excluding Deferred Tax (Benefit) Expense and Acquisition Expense	$0.11	$0.07	50.8%
EBITDA (3)(4)	$5.4	$3.4	55.8%
EBITDA Margin	11.7%	19.7%	(8.0 pts )
Adjusted EBITDA (4)	$10.7	$4.4	143.2%
Adjusted EBITDA Margin (4)	23.4%	25.2%	(1.8 pts )
Total Billings	$46.3	$43.1	7.3%

Fiscal Six Months 2019 Corporate Financial Summary and Other Operational Metrics (1)

$ in Millions, except per share data	YTD 2019	YTD 2018	Change (2)
Revenue	$75.2	$34.2	120.2%
GAAP Net Income (Loss) Attributable to Common Stockholders	($15.8)	$3.8	(422.7%)
GAAP Net Income (Loss) Per Share Attributable to Common Stockholders – Diluted	($0.30)	$0.07	(421.1%)
Non-GAAP Adjusted Net Income Attributable to Common Stockholders (4)	$3.8	$8.2	(53.9%)
Non-GAAP Adjusted Net Income Per Share Attributable to Common Stockholders – Diluted (4)	$0.07	$0.15	(52.2%)
Non-GAAP Adjusted Net Income Before Deemed Dividends	$11.6	6.5	78.5%
Non-GAAP Adjusted Net Income Per Share Before Deemed Dividends – Diluted	$0.22	$0.12	80.1%
Non-GAAP Adjusted Net Income Before Deemed Dividends Excluding Deferred Tax (Benefit) Expense and Acquisition Expense	$9.6	8.2	17.0%
Non-GAAP Adjusted Net Income Per Share Before Deemed Dividends Excluding Deferred Tax (Benefit) Expense and Acquisition Expense—Diluted	$0.18	$0.15	18.1%
EBITDA (3)(4)	$1.9	$6.9	(72.5%)

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EBITDA Margin	2.5%	20.3%	(17.7 pts )
Adjusted EBITDA (4)	$16.5	$9.2	78.9%
Adjusted EBITDA Margin (4)	22.0%	27.1%	(5.1 pts )
Total Billings	$74.7	$68.0	10.0%
ARR (at June 30, 2019)	$193.7	$74.0	161.8%

(1)	Metrics include results from AppRiver, unless otherwise specified
(2)	Changes are based on actual numbers versus numbers shown in the columns, which may reflect rounding
(3)	Earnings before interest, taxes, depreciation and amortization
(4)	A reconciliation of GAAP to non-GAAP results is included in this press release and available on the Zix investor relations website at http://investor.zixcorp.com

Financial Outlook

For the third quarter of 2019, the company forecasts revenue to range between $47.0 million and $47.5 million. The company forecasts fully diluted GAAP earnings (loss) per share to be in a range of ($0.04) and ($0.02) and fully diluted non-GAAP adjusted earnings per share to be between $0.12 and $0.14 for the third quarter of 2019. The financial outlook includes a required GAAP adjustment on the deferred revenue acquired from AppRiver.

Zix is targeting ARR of approximately $204 million to $209 million (previously $202 million to $209 million) at fiscal 2019 year end, representing a growth rate of approximately 13% to 16% (previously 12% to 16%) year-over-year. Zix management is also expecting revenue of approximately $48.0 million to $50 million (previously $47.0 million to $50.0 million) with a 25% adjusted EBITDA margin (previously 24%) in the fourth quarter of 2019.

For the fiscal year of 2019, the company is increasing its previously disclosed revenue guidance to a range of between $170.0 million to $172.0 million (previously $167.0 million to $169.0 million), representing an increase of between 141% and 144% (previously 135% and 140%) compared to fiscal year 2018. The company also updates its fully diluted GAAP earnings (loss) per share guidance to a range of between ($0.24) and ($0.21) [previously ($0.10) and $0.02] and increases its fully diluted non-GAAP adjusted earnings per share guidance to be between a range of $0.44 and $0.46 for fiscal year 2019 (previously $0.40 and $0.42). The financial outlook includes approximately 10 months of AppRiver financial results consolidated into Zix and also includes a required GAAP adjustment on the deferred revenue acquired from AppRiver. Zix is forecasting Q3, Q4 and full year 2019 to result in a GAAP net loss position and will be using an approximate basic share count of 53.3 million for Q3 and 53.5 million for Q4.

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Conference Call Information

Management will discuss these financial results and outlook on a conference call today (August 1, 2019) at 5:00 p.m. ET (2:00 p.m. PT).

A live webcast of the conference call will be available in the investor relations section of Zix’s website here. Alternatively, participants can access the conference call by dialing 1-855-853-6940 (U.S. toll-free) or 1-720-634-2906 (international) at least 15 minutes before the call and entering access code 7877124. If you have any difficulty connecting with the conference call, please contact Gateway Investor Relations at 1-949-574-3860.

An audio replay of the conference will be available for seven days, by dialing 1-855-859-2056 (U.S. toll-free) or 1-404-537-3406 (international) and entering the access code 7877124. An archive of the webcast will also be available on the Zix investor relations website.

About Zix Corporation

Zix Corporation (Zix) is a leader in email security. Trusted by the nation’s most influential institutions in healthcare, finance and government, Zix delivers a superior experience and easy-to-use solutions for email encryption and data loss prevention, advanced threat protection, unified information archiving and bring your own device (BYOD) mobile security. Focusing on the protection of business communication, Zix enables its customers to better secure data and meet compliance needs. Zix is publicly traded on the Nasdaq Global Market under the symbol ZIXI. For more information, visit www.zixcorp.com.

###

Zix Company Contact Geoff Bibby (214) 370-2241 gbibby@zixcorp.com	Zix Investor Contact Matt Glover and Najim Mostamand, CFA Gateway Investor Relations (949) 574-3860 ZIXI@gatewayIR.com

Statements in this release that are not purely historical facts or that necessarily depend upon future events, including statements about forecasts of sales, revenue, annual recurring revenue, EBITDA, EBITDA margin, earnings or earnings per share, potential benefits of acquisitions and strategic relationships, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of

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1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Zix on the date this release was issued. Zix undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including but not limited to risks or uncertainties related to the completion and integration of acquisitions, the effects of our debt and equity financing transactions, year-end adjustments to previously reported preliminary unaudited financial information, market acceptance of both existing and new Zix solutions, changing market dynamics resulting from technological change, innovation and continuing customer migration to the cloud, changes in the competitive ecosystem, and how privacy and data security laws may affect demand for Zix data protection solutions. Zix may not succeed in addressing these and other risks. Further information regarding factors that could affect Zix’s business and its financial and other results can be found in the risk factors section of Zix’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, each as filed with the Securities and Exchange Commission, as those risk factors may be supplemented in subsequent filings.

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ZIX CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2019 (unaudited)	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$11,323,000	$27,109,000
Receivables, net	8,970,000	3,188,000
Prepaid and other current assets	4,609,000	3,176,000

Total current assets	24,902,000	33,473,000
Property and equipment, net	9,475,000	3,924,000
Operating lease assets	10,698,000	—
Other assets and deferred costs	10,581,000	9,424,000
Intangible Assets, Net	152,586,000	15,251,000
Goodwill	173,398,000	13,783,000
Deferred tax assets	30,793,000	28,785,000

Total assets	$412,433,000	$104,640,000

EQUITY
Current liabilities:
Accounts payable and accrued expenses	$25,632,000	$10,516,000
Deferred revenue	43,456,000	30,622,000
Other current liabilities	5,803,000	—

Total current liabilities	74,891,000	41,138,000
Long-term liabilities:
Deferred revenue	1,414,000	1,539,000
Deferred rent	—	1,016,000
Operating lease liabilities	10,575,000	—
Debt	176,563,000	—

Total long-term liabilities	188,552,000	2,555,000

Total liabilities	263,443,000	43,693,000
Total preferred stock	102,347,000	—
Total stockholders’ equity	46,643,000	60,947,000

Total liabilities, preferred stock and stockholders’ equity	$412,433,000	$104,640,000

ZIX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Revenue	$45,916,000	$17,500,000	$75,215,000	$34,153,000
Cost of revenue	20,304,000	3,806,000	31,443,000	7,319,000

Gross profit	25,612,000	13,694,000	43,772,000	26,834,000
Operating expenses:
Research and development	5,311,000	2,978,000	9,458,000	5,956,000
Selling, general and administrative	21,872,000	8,562,000	42,136,000	16,115,000

Total operating expenses	27,183,000	11,540,000	51,594,000	22,071,000

Operating income	(1,571,000)	2,154,000	(7,822,000)	4,763,000
Operating margin	-3%	12%	-10%	14%
Other income (expense)
Investment and other income	9,000	360,000	101,000	479,000
Interest expense and other expense	(3,167,000)	—	(4,425,000)	—

Total other income (expense)	(3,158,000)	360,000	(4,324,000)	479,000
Income before income taxes	(4,729,000)	2,514,000	(12,146,000)	5,242,000
Income tax benefit (expense)	1,027,000	(674,000)	2,175,000	(1,510,000)

Net (loss) income	$(3,702,000)	$1,840,000	$(9,971,000)	$3,732,000

Deemed and accrued dividends on preferred stock	(3,371,000)	—	(5,804,000)	—

Net (loss) income attributable to common shareholders	$(7,073,000)	$1,840,000	$(15,775,000)	$3,732,000

Basic (loss) income per share attributable to common shareholders:	$(0.13)	$0.04	$(0.30)	$0.07

Diluted (loss) income per share attributable to common shareholders:	$(0.13)	$0.03	$(0.30)	$0.07

Shares used in per share calculation - basic	53,028,854	52,467,904	52,872,190	52,670,540

Shares used in per share calculation - diluted	53,028,854	53,217,100	52,872,190	53,347,976

Other Comprehensive income, net of tax:
Foreign currency translation adjustments	(55,000)	—	(88,000)	—

Comprehensive income	$(3,757,000)	$1,840,000	$(10,059,000)	$3,732,000

ZIX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Six Months Ended June 30,
	2019	2018
Operating activities:
Net (loss) income	$(9,971,000)	$3,732,000
Non-cash items in net income	11,165,000	4,844,000
Changes in operating assets and liabilities	119,000	(4,173,000)

Net cash provided by operating activities	1,313,000	4,403,000
Investing activities:
Purchases of property and equipment and capitalized software	(4,536,000)	(1,367,000)
Acquisition of business, net of cash acquired	(283,245,000)	(11,773,000)

Net cash used in investing activities	(287,781,000)	(13,140,000)
Financing activities:
Proceeds from issuance of series A preferred stock, net of offering costs	96,588,000	—
Proceeds from exercise of stock options	180,000	33,000
Proceeds from long term debt	185,000,000	—
Debt issuance costs	(6,443,000)	—
Repayment of long term debt	(438,000)	—
Repayment of finance lease obligations	(770,000)	—
Payment of acquisition-related contingent consideration	(1,540,000)	(605,000)
Purchase of treasury stock	(1,814,000)	(6,004,000)

Net cash provided used in financing activities	270,763,000	(6,576,000)

Effect of exchange rate changes on cash	(81,000)	—

(Decrease) Increase in cash and cash equivalents	(15,786,000)	(15,313,000)
Cash and cash equivalents, beginning of period	27,109,000	33,009,000

Cash and cash equivalents, end of period	$11,323,000	$17,696,000

ZIX CORPORATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(Unaudited)

			Three Months Ended June 30,8			Six Months Ended June 30,
			2019		2018	2019		2018
Revenue:
GAAP revenue			$45,916,000		$17,500,000	$75,215,000		$34,153,000

Cost of revenue
GAAP cost of revenue			$20,304,000		$3,806,000	$31,443,000		$7,319,000
Stock-based compensation charges (1)	(A	)	(163,000)		(80,000)	(267,000)		(147,000)
Strategic consulting and litigation costs (2)	(B	)	(243,000)		—	(272,000)		(1,000)
Intangible Amortization (3)	(C	)	(1,893,000)		(63,000)	(2,528,000)		(140,000)
Corporate separation payment (4)	(D	)	(3,000)		(28,000)	(52,000)		(28,000)

Non-GAAP adjusted cost of revenue			$18,002,000		$3,635,000	$28,324,000		$7,003,000

Gross profit:
GAAP gross profit			$25,612,000		$13,694,000	$43,772,000		$26,834,000
Stock-based compensation charges (1)	(A	)	163,000		80,000	267,000		147,000
Strategic consulting and litigation costs (2)	(B	)	243,000		—	272,000		1,000
Intangible Amortization (3)	(C	)	1,893,000		63,000	2,528,000		140,000
Corporate separation payment (4)	(D	)	3,000		28,000	52,000		28,000

Non-GAAP adjusted gross profit			$27,914,000		$13,865,000	$46,891,000		$27,150,000

Research and development expense
GAAP research and development expense			$5,311,000		$2,978,000	$9,458,000		$5,956,000
Stock-based compensation charges (1)	(A	)	(296,000)		(112,000)	(470,000)		(203,000)
Strategic consulting and litigation costs (2)	(B	)	(164,000)		(2,000)	(335,000)		(58,000)
Intangible Amortization (3)	(C	)	(76,000)		(76,000)	(152,000)		(76,000)

Non-GAAP adjusted research and development expense			$4,800,000		$2,788,000	$8,265,000		$5,619,000

Selling and marketing expense
GAAP selling and marketing expense			$14,077,000		$5,453,000	$24,011,000		$9,831,000
Stock-based compensation charges (1)	(A	)	(686,000)		(230,000)	(1,118,000)		(413,000)
Strategic consulting and litigation costs (2)	(B	)	(341,000)		—	(742,000)		(7,000)
Intangible Amortization (3)	(C	)	(3,110,000)		(155,000)	(4,251,000)		(224,000)

Non-GAAP adjusted selling and marketing expense			$9,779,000		$5,068,000	$17,261,000		$9,187,000

General and administrative expense
GAAP general and administrative expense			$7,795,000		$3,109,000	$18,125,000		$6,284,000
Stock-based compensation charges (1)	(A	)	(819,000)		(422,000)	(1,338,000)		(709,000)
Strategic consulting and litigation costs (2)	(B	)	(2,052,000)		(87,000)	(8,469,000)		(794,000)
Corporate separation payment (4)	(D	)	(449,000)		—	(689,000)		40,000

Non-GAAP adjusted general and administrative expense			$4,475,000		$2,600,000	$7,629,000		$4,821,000

Operating income:
GAAP operating income			$(1,571,000)		$2,154,000	$(7,822,000)		$4,763,000
Stock-based compensation charges (1)	(A	)	1,964,000		844,000	3,193,000		1,472,000
Strategic consulting and litigation costs (2)	(B	)	2,800,000		89,000	9,818,000		860,000
Intangible Amortization (3)	(C	)	5,079,000		294,000	6,931,000		440,000
Corporate separation payment (4)	(D	)	588,000		28,000	1,616,000		(12,000)

Non-GAAP adjusted operating income			$8,860,000		$3,409,000	$13,736,000		$7,523,000

Adjusted Operating Margin			19.3%		19.5%	18.3%		22.0%
Net income:
GAAP net (loss) income			$(3,702,000)		$1,840,000	$(9,971,000)		$3,732,000
Stock-based compensation charges (1)	(A	)	1,964,000		844,000	3,193,000		1,472,000
Strategic consulting and litigation costs (2)	(B	)	2,800,000		89,000	9,818,000		860,000
Intangible Amortization (3)	(C	)	5,079,000		294,000	6,931,000		440,000
Corporate separation payment (4)	(D	)	588,000		28,000	1,616,000		(12,000)

Non-GAAP adjusted net income			$6,729,000		$3,095,000	$11,587,000		$6,492,000

Deferred tax (benefit) expense			(904,000)		780,000	(2,008,000)		1,692,000

Non-GAAP adjusted net income excluding deferred tax (benefit) expense			$5,825,000		$3,875,000	$9,579,000		$8,184,000

Deemed and accrued dividends on preferred stock			(3,371,000)		—	(5,804,000)		—

Adjusted Net income attributable to common stockholders			$2,454,000		$3,875,000	$3,775,000		$8,184,000

Diluted net income per common share:
GAAP net income per share before deemed dividends			$(0.07)	#	$0.03	$(0.19)	#	$0.07
Adjustments per share	(A-D	)	$0.20		$0.02	$0.41		$0.05

Non-GAAP adjusted net income per share before deemed dividends			$0.13		$0.06	$0.22		$0.12

Deferred tax (benefit) expense impact to Non-GAAP adjusted net income before deemed dividends per share	(E	)	$(0.01)		$0.01	$(0.04)		$0.03

Non-GAAP adjusted net income before deemed dividends per share excluding deferred tax (benefit) expense			$0.11		$0.07	$0.18		$0.15

Deemed dividends per share impact to Non-GAAP adjusted net income			$(0.06)		$—	$(0.11)		$—

Adjusted Net income per share attributable to common stockholders			$0.05		$0.07	$0.07		$0.15

Shares used to compute Non-GAAP adjusted net income per share—diluted			53,028,854		53,217,100	52,872,190		53,347,976

ZIX CORPORATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(Unaudited)

			Three Months Ended June 30,		Six Months Ended June 30,
			2019	2018	2019	2018
Reconciliation of Net income to EBITDA and Adjusted EBITDA:	(F	)
Net income			$(3,702,000)	$1,840,000	$(9,971,000)	$3,732,000
Income tax provision			(1,027,000)	674,000	(2,175,000)	1,510,000
Interest expense			3,171,000	—	4,425,000	—
Depreciation			1,551,000	577,000	2,236,000	1,175,000
Amortization			5,385,000	358,000	7,390,000	504,000

EBITDA			5,378,000	3,449,000	1,905,000	6,921,000
Adjustments:
Stock-based compensation charges (1)	(A	)	1,964,000	844,000	3,193,000	1,472,000
Strategic consulting and litigation costs (2)	(B	)	2,800,000	89,000	9,818,000	860,000
Corporate separation payment (4)	(D	)	588,000	28,000	1,616,000	(12,000)

Adjusted EBITDA			$10,730,000	$4,410,000	$16,532,000	$9,241,000

Adjusted EBITDA margin			23.4%	25.2%	22.0%	27.1%
(1) Stock-based compensation charges are included as follows:
Cost of revenues			$163,000	$80,000	$267,000	$147,000
Research and development			296,000	112,000	470,000	203,000
Selling and marketing			686,000	230,000	1,118,000	413,000
General and administrative			819,000	422,000	1,338,000	709,000

			$ 1,964,000	$ 844,000	$ 3,193,000	$1,472,000

(2) Strategic consulting, acquisition, integration and litigation costs are included as follows:
Cost of revenues			243,000	—	272,000	1,000
Research and development			164,000	2,000	335,000	58,000
Selling and marketing			341,000	—	742,000	7,000
General and administrative			2,052,000	87,000	8,469,000	794,000

			$ 2,800,000	$ 89,000	$ 9,818,000	$ 860,000

(3) Intangible Amortization is included as follows:
Cost of revenues			1,893,000	63,000	2,528,000	140,000
Research and development			76,000	76,000	152,000	76,000
Selling and marketing			3,110,000	155,000	4,251,000	224,000

			$ 5,079,000	$ 294,000	$ 6,931,000	$ 440,000

(4) Corporate separation payment is included as follows:
Cost of revenues			3,000	28,000	52,000	28,000
Research and development			(25,000)	—	236,000	—
Selling and marketing			161,000	—	639,000	—
General and administrative			449,000	—	689,000	(40,000)

			$ 588,000	$ 28,000	$ 1,616,000	$ (12,000)

(5) Net Income tax components:
Current tax (benefit)/expense			(123,000)	(106,000)	(167,000)	(182,000)
Deferred tax (benefit)/expense			(904,000)	780,000	(2,008,000)	1,692,000

			$(1,027,000)	$ 674,000	$(2,175,000)	$1,510,000

This presentation includes Non-GAAP measures. Our Non-GAAP measures, including “Non-GAAP adjusted net income and net income per share excluding deferred tax expense” are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations of these measures, see Notes to Reconciliation of GAAP to Non-GAAP Financial Measures on the next page.

ZIX CORPORATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES OUTLOOK

	LOW	HIGH	LOW	HIGH
	Three Months Ended September 30,	Three Months Ended September 30,	Twelve Months Ended December 31,	Twelve Months Ended December 31,
	2019	2019	2019	2018
Revenue:
GAAP revenue	$47,000,000	$47,500,000	$170,000,000	$172,000,000

Diluted net income per common share:
GAAP net income	$(0.04)	$(0.02)	$(0.24)	$(0.21)
Stock-based compensation charges	$0.04	$0.04	$0.13	$0.12
Strategic consulting, acquisition and litigation costs	$0.02	$0.01	$0.23	$0.22
Intangible Amortization	$0.10	$0.10	$0.34	$0.34
Corporate separation payment	$0.01	$0.00	$0.04	$0.03

Non-GAAP adjusted net income per share	$0.13	$0.14	$0.49	$0.51

Deferred tax (benefit) expense	$(0.01)	$(0.00)	$(0.05)	$(0.04)

Non-GAAP adjusted net income per share excluding deferred tax (benefit) expense	$0.12	$0.14	$0.44	$0.46

Deemed dividends per share impact to Non-GAAP adjusted net income	$(0.04)	$(0.04)	$(0.19)	$(0.19)

Adjusted Net loss per share attributable to common stockholders	$0.09	$0.10	$0.25	$0.28

Shares used to compute Non-GAAP adjusted net income per share—diluted	53,279,000	53,279,000	53,138,000	53,138,000

This presentation includes Non-GAAP measures. Our Non-GAAP measures, including “Non-GAAP adjusted net income per share excluding deferred tax expense” are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations of these measures, see Notes to Reconciliation of GAAP to Non-GAAP Financial Measures on the next page.